UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): August 22, 2014

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures)

	May '14	June '14	July '14
Process Management	+15	+5 to 10	+10 to 15
Industrial Automation	+5	+5	+5 to 10
Network Power	+5 to 10	0 to +5	+5 to 10
Climate Technologies	+5	0 to +5	+5 to 10
Commercial & Residential Solutions	0 to +5	0 to +5	+5
Total Emerson	+5 to 10	+5	+5 to 10

July 2014 Orders Comments

Trailing three-month order trends improved consistent with previously communicated expectations, reflecting gradually recovering global business investment. Underlying orders grew 7 percent, excluding 1 percentage point from currency translation, with growth strongest in North America. All segments accelerated, led by robust growth in Process Management.

Process Management orders growth accelerated, led by favorable oil and gas market conditions in North America. Growth remained strong in Asia, as India and South Korea more than offset continued weakness in Australia, and demand improved in Europe, supported by strength in the North Sea region. Latin America was slow, as strong demand in Mexico contrasted with broad weakness elsewhere, and conditions remained unfavorable in Middle East/Africa. Currency translation added 3 percentage points.

Industrial Automation order trends reflected solid growth, as global demand for capital goods continued to recover slowly. Strength in power generating alternators, electrical distribution, and fluid automation offset slower market conditions for motors and drives, particularly in Europe. Currency translation added 1 percentage point.

Network Power orders grew moderately, reflecting robust demand in Asia and improvement in North America and Latin America. Strong growth continued in the telecommunications infrastructure business and data center markets improved broadly, except for Europe. Currency translation added 1 percentage point.

Climate Technologies orders growth reflected continued industry momentum, particularly in North America residential air conditioning markets that benefited from demand acceleration related to upcoming regulatory changes. Market conditions remained solid in Asia, with more modest growth in Europe. Growth moderated but continued in the refrigeration business, and sensors and controls demand remained soft.

Commercial & Residential Solutions orders grew moderately, reflecting solid momentum in North American markets. The improvement was led by strong demand in the professional tools and wet/dry vacuums businesses.

Upcoming Investor Events

On Thursday, September 4, 2014, Emerson President and Chief Operating Officer Edward L. Monser will present at the Vertical Research Partners Industrials Conference in Westbrook, Connecticut. The presentation will be posted on Emerson's website at www.emerson.com/financial and remain available for approximately three months after the event.

On Tuesday, September 16, 2014, Emerson Chairman and Chief Executive Officer David N. Farr will present at the Morgan Stanley Laguna Conference in Dana Point, California. The presentation will be posted on Emerson's website at www.emerson.com/financial and remain available for approximately three months after the event.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	August 22, 2014	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary